UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 23, 2010

BANK OF HAWAII CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6887	99-0148992
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

130 Merchant Street, Honolulu, Hawaii		96813
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number,
including area code)		(808) 694-8822

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)                                  On April 23, 2010, the Human Resources and Compensation Committee of the Board of Directors of Bank of Hawaii Corporation (the “Company”) granted the following restricted stock awards under the 2004 Stock and Incentive Compensation Plan (the “Plan”) to Mr. Peter S. Ho, President and Chief Banking Officer, Mr. Kent T. Lucien, Vice Chairman and Chief Financial Officer, Mr. Mark A. Rossi, Vice Chairman and Corporate Secretary, and Ms. Mary E. Sellers, Vice Chairman and Chief Risk Officer.

GRANTEE:	NUMBER OF SHARES
Peter S. Ho	10,000 (*)
Kent T. Lucien	17,000(**)
Mark A. Rossi	14,500(**)
Mary E. Sellers	14,500(**)

*  The restricted stock award for Mr. Ho was made pursuant to a Restricted Stock Award Agreement, which provides that the restricted stock shall vest on January 31, 2011, provided that certain conditions of employment and Company performance objectives are satisfied. Vesting is accelerated upon a change of control of the Company or upon Mr. Ho’s death or termination of employment with the Company due to disability.  The Restricted Stock Award Agreement for Mr. Ho is filed as Exhibit 10.1 to this Form 8-K and the terms therein are incorporated herein by reference.

** The restricted stock awards for Mr. Lucien, Mr. Rossi and Ms. Sellers were made pursuant to a Restricted Stock Award Agreement, which provides for their restricted stock to vest at the rate of one-third (1/3) per year on the last business day each of January 2011, 2012 and 2013, provided that certain conditions of employment and Company performance objectives are satisfied. Vesting is accelerated upon a change of control of the Company or upon the holder’s death or termination of employment with the Company due to disability.  The form of Restricted Stock Award Agreement for Mr. Lucien, Mr. Rossi and Ms. Sellers is filed as Exhibit 10.2 to this Form 8-K and the terms therein are incorporated herein by reference.

In addition, the Committee authorized an additional restricted stock award of 15,000 shares to be granted to Mr. Peter S. Ho under the Plan at such time as he is appointed Chief Executive Officer of the Corporation, which grant shall provide that the restricted stock shall vest on January 31, 2012, provided that certain conditions of employment and Company performance objectives are satisfied. Vesting shall be accelerated upon a change of control of the Company or upon Mr. Ho’s death or termination of employment with the Company due to disability.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On April 23, 2010, Bank of Hawaii Corporation held its annual shareholders meeting.  At the meeting, the following matters were submitted to a vote of the shareholders:

a.            Election of Directors *

S. Haunani Apoliona

Votes cast for:	34,529,828
Votes withheld:	233,228
Non Votes:	6,962,965

Mary G. F. Bitterman

Votes cast for:	34,400,961
Votes withheld:	362,095
Non Votes:	6,962,965

Mark A. Burak

Votes cast for:	34,641,343
Votes withheld:	121,713
Non Votes:	6,962,965

Michael J. Chun

Votes cast for:	34,613,990
Votes withheld:	149,065
Non Votes:	6,962,965

Clinton R. Churchill

Votes cast for:	34,590,483
Votes withheld:	172,572
Non Votes:	6,962,965

David A. Heenan

Votes cast for:	34,340,602
Votes withheld:	422,454
Non Votes:	6,962,965

Peter S. Ho

Votes cast for:	34,544,619
Votes withheld:	218,436
Non Votes:	6,962,965

Robert Huret

Votes cast for:	34,651,453
Votes withheld:	111,603
Non Votes:	6,962,965

Allan R. Landon

Votes cast for:	33,657,732
Votes withheld:	1,105,323
Non Votes:	6,962,965

Kent T. Lucien

Votes cast for:	31,383,260
Votes withheld:	3,379,795
Non Votes:	6,962,965
Martin A. Stein

Votes cast for:	34,521,504
Votes withheld:	241,552
Non Votes:	6,962,965

Donald M. Takaki

Votes cast for:	34,257,994
Votes withheld:	505,062
Non Votes:	6,962,965

Barbara J. Tanabe

Votes cast for:	34,577,779
Votes withheld:	185,277
Non Votes:	6,962,965

Robert W. Wo, Jr.

Votes cast for:	34,629,444
Votes withheld:	133,612
Non Votes:	6,962,965

b.              Ratification of Ernst and Young LLP as independent registered public accountants for the fiscal year ending December 31, 2010.

Votes cast for:	41,198,618
Votes cast against:	495,481
Abstentions:	31,922

*      The directors are elected by a plurality of the votes cast.

Item 9.01               Financial Statements and Exhibits

(d)                                 Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Restricted Stock Award Agreement dated April 23, 2010 between Peter S. Ho and the Bank of Hawaii Corporation

10.2	Form of Restricted Stock Award Agreement for Mr. Lucien, Mr. Rossi and Ms. Sellers

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2010	BANK OF HAWAII CORPORATION

	By:	/s/ Mark A. Rossi
Mark A. Rossi
Vice Chairman and Corporate Secretary